UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)		January 13, 2003
ATLANTIC CITY ELECTRIC COMPANY (Exact name of registrant as specified in its charter)
New Jersey (State or other jurisdiction of incorporation)	1-3559 (Commission File Number)	21-0398280 (I.R.S. Employer Identification No.)
800 King Street, P.O. Box 231, Wilmington, Delaware (Address of principal executive offices		19899 (Zip Code)
Registrant's telephone number, including area code		(302) 429-3018
(Former Name or Former Address, if Changed Since Last Report)

CONECTIV Form 8-K
Item 5.	Other Events. Exhibit 99, attached hereto, is hereby incorporated by reference.
Item 7.	Financial Statements and Exhibits.
(c) Exhibits
	Exhibit No.	Description of Exhibit	Reference
	99	Press Release of Pepco Holdings, Inc. dated as of January 13, 2003	Filed herewith.
Signatures Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
January 13, 2003 DATE		ATLANTIC CITY ELECTRIC COMPANY (Registrant) By: A. W. WILLIAMS Andrew W. Williams Chief Financial Officer -2-